PROPOSED ACQUISITIONS OF YAMANA	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
PROPOSED ACQUISITIONS OF YAMANA	BUSINESS TRANSACTIONS
Acquisition of Monarch Gold Corporation

In June 2020, pursuant to a private placement offer by Monarch Gold Corporation ("Monarch Gold") (TSX: MQR), Yamana subscribed for $3.1 million (C$4.2 million) worth of units of Monarch Gold at a price of C$0.24 per unit and was issued 17,500,000 common shares of Monarch Gold, along with 8,750,000 warrants. Each warrant entitled Yamana to purchase one common share of Monarch Gold at a price of C$0.29 until June 10, 2023.

As Yamana’s shareholding was above 5%, the Company was entitled to name a representative to Monarch Gold’s Board of Directors. As Yamana was represented on Monarch Gold's Board of Directors, the Company concluded that it had significant influence over Monarch Gold, and the investment was accounted for as an investment in associate using the equity method.

Yamana acquired additional shares in Monarch Gold during the third quarter of 2020, increasing the Company's shareholding from 6% to 7.1% of Monarch Gold's issued and outstanding shares. Yamana's shareholding was subsequently reduced to 6.92% due to the exercise of options/warrants by other option/warrant holders.

On November 2, 2020, Yamana announced that it had entered into a definitive agreement with Monarch Gold whereby Yamana would acquire the Wasamac property and the Camflo property and mill through the acquisition of all of the outstanding shares of Monarch Gold not owned by Yamana, under a plan of arrangement (the "Arrangement"). In connection with the Arrangement, Monarch Gold would complete a spin-out to its shareholders, through newly formed Monarch Mining Corporation ("Monarch Mining") of its other mineral properties and certain other assets and liabilities.

On January 21, 2021, the Company announced the completion of the Arrangement.

Pursuant to the terms of the Arrangement, each former holder of Monarch Gold shares received the following consideration per Monarch Gold share held immediately prior to the effective time of the Arrangement:

a.0.0376 of a Yamana share;
b.C$0.192 in cash from Yamana; and
c.0.2 of a share of the newly formed Monarch Mining.

Yamana also issued replacement warrants to holders of outstanding Monarch warrants, to purchase from Yamana 0.0376 of a Yamana share.

As Monarch Gold became a wholly owned subsidiary of Yamana, the Monarch Gold shares were de-listed from the TSX on January 25, 2021 and Monarch Gold ceased to be a reporting issuer.

The set of activities and assets acquired in the acquisition of Monarch Gold included inputs such as certain mining permits and mineral resources, but did not include an organized workforce. Monarch Gold had no outputs at the acquisition date as the properties acquired were exploration stage properties. Given the absence of an organized workforce, the Company determined that no substantive processes had been acquired and therefore, Monarch Gold did not meet the definition of a ‘business’ under IFRS, and the acquisition was accounted for as an acquisition of assets and liabilities.

IFRS requires a cost-based approach to be applied in accounting for an asset acquisition. The consideration paid for the acquisition of Monarch Gold was comprised of share consideration, cash consideration and the replacement of certain outstanding Monarch Gold warrants with Yamana warrants. Given the consideration paid included Yamana shares exchanged for Monarch Gold shares; the cost of the transaction for accounting purposes was determined in accordance with IFRS 2, which requires an entity to measure the goods (assets and liabilities) received, and the corresponding increase in equity, directly at the fair value of the goods received, unless that fair value cannot be estimated reliably. Accordingly, the acquisition cost was measured based on the fair value of the Monarch Gold assets acquired and liabilities assumed as the Company concluded that the fair value of such assets and liabilities could be estimated reliably.

The fair value of the Monarch Gold assets acquired and liabilities assumed for accounting purposes was determined to be equal to the value of the consideration paid. Yamana issued 11,608,195 Yamana Shares (with a fair value of $61.2 million), paid $46.9 million (C$59.3 million) in cash, and issued 383,764 replacement warrants (with a fair value of $0.6 million) for total consideration paid of $108.6 million.

Given the transaction resulted in Yamana’s previously held 6.92% interest in Monarch Gold being comprised of a portion that is now part of the Company’s 100% interest in Monarch Gold, and a portion that is now an interest in Monarch Mining (discussed below); in accounting for the transaction, the Company bifurcated the carrying value of the previously held interest between the two new investments.
In accounting for the Company's existing 6.92% interest that continued as Monarch Gold, the interest was accounted for at its carrying amount of $3.2 million (and not remeasured to fair value) in line with the Company’s accounting policy whereby existing interests are not remeasured when accounting for an asset acquisition.

Upon completion of the Arrangement, the net book value of Monarch Gold was $113.5 million, including capitalized transaction costs.

The Company acquired cash and cash equivalents of $2.0 million in the acquisition of Monarch Gold.

Fair Value Measurement

The Company obtained independent valuations for the property, plant and equipment of Monarch Gold, and management's assessment of fair value of such assets took into account the independent valuations obtained. Different approaches were used in valuing the different asset groups. Where the fair value of an asset was able to be determined by reference to market-based evidence, such as sales of comparable assets, the fair value was determined using this information. Where fair value of the asset was not able to be reliably determined using market-based evidence, discounted cash flows were used to determine fair value.

The valuation techniques used for measuring the fair value of the material assets acquired was as follows.

Assets acquired	Fair value at January 21, 2021	Fair value measurement category	Valuation techniques
Exploration properties	$105.8	Level 3(i)
Income approach: Development of a discounted cash flow ("DCF") model that takes into account the mining plan produced in a technical report ("LOM").
Market comparison technique: The valuation model considers observed transaction multiples (based on a per hectare range of $6,080 - $9,425), determined after analyzing precedent transactions in Québec from 2018 to 2020, for land packages under 2,000 hectares and with an acquisition price greater than USD $5.0 million, and making appropriate adjustments to reflect differences between the transaction and comparable transactions.

(i)For further detail regarding the hierarchy used in determining and disclosing fair value, refer to Note 17.

Interest in Monarch Mining

As noted above, Monarch Gold shareholders (including Yamana) received shares of Monarch Mining under the Arrangement. Accordingly, Yamana now owns 4,450,000 common shares of Monarch Mining, or approximately 6.7% of the outstanding common shares of Monarch Mining and is entitled to acquire an additional 2,225,000 common shares of Monarch Mining upon the exercise of previously held Monarch Gold warrants, representing a partially diluted share ownership in Monarch Mining of approximately 9.8%.

Yamana's interest in the former Monarch Gold that was exchanged for shares in Monarch Mining was accounted for using the equity method. Given the relatively low shareholding and the fact that Yamana has no right to representation on the Board of Directors of Monarch Mining, the Company concluded that it no longer had significant influence with respect to this investment, and therefore, discontinued accounting for the investment using the equity method from the date of the completion of the transaction. Yamana recorded a gain on discontinuation of the equity method of $1.0 million, which is included in other operating expenses, net in the consolidated statement of operations for the year ended December 31, 2021. The gain was calculated as the difference between the fair value of Yamana's new interest in Monarch Mining and the carrying amount of the part of the investment in former Monarch Gold that became an investment in Monarch Mining at the date the equity method was discontinued, adjusted for the loss previously recognized in other comprehensive income that was reclassified to profit or loss on discontinuation of the equity method. The investment in Monarch Mining is accounted for as a financial asset at FVOCI. Monarch Mining shares commenced trading on the TSX on January 26, 2021 under the symbol "GBAR".

During the second quarter of 2021, the Camflo property was sold to the Canadian Malartic General Partnership in which, the Company has a 50% interest. The value of the Camflo Assets acquired and the proceeds for which they were subsequently disposed were consistent with each other and not material.

The Wasamac property was added to Yamana's Canadian exploration portfolio at the time of acquisition, and was included in the "Corporate and other" reporting segment in Note 7.
On July 19, 2021, the Company announced a positive development decision on the Wasamac property. Given technical feasibility and commercial viability of extracting mineral resources are now demonstrable, the Wasamac property was reclassified from an exploration and evaluation asset to a development stage asset during the third quarter of 2021.
La Pepa Option Exercise

In December 2018, the Company entered into an Option Agreement with respect to the Company's La Pepa gold project with Mineros Atacama SpA ("Mineros"). The Option Agreement granted Mineros the right and option to acquire up to a 51% interest in Minera Cavancha SpA, the legal entity that directly holds the La Pepa project, through satisfaction of certain requirements over two option (earn-in) periods, and then the remaining 49% interest pursuant to a call option.

The first option period, during which Mineros was granted the right to acquire a 20% interest by making expenditures aggregating $5.0 million, ended on July 2, 2021 and Mineros provided notice of its intention to exercise the first option before the end of the first option period.

Given the transaction resulted in Yamana issuing shares in a subsidiary company in exchange for services received from Mineros (in the form of exploration work performed on the La Pepa property), the transaction was accounted for as a share-based payment transaction. Specifically, the Company recognized the services as received, along with a corresponding increase in equity. The services received were measured at the fair value of the services, being the $5.0 million in expenditures incurred by Mineros.

During the fourth quarter of 2021, Mineros was issued shares representing a 20% interest in Minera Cavancha SpA. Yamana recognized the non-controlling interest in Minera Cavancha SpA at the non-controlling interest's proportionate share of the net identifiable assets of Minera Cavancha SpA, being $21.4 million.

The second option period, during which Mineros had the right to acquire a further 31% interest, commenced upon issuance of the 20% interest shares for a 24-month period.

During the fourth quarter of 2022, Mineros provided notice that they do not intend to continue working towards exercise of the second option.

An impairment write down of $99.9 million was recorded against the carrying value of the La Pepa property at December 31, 2022. Refer to Note 13 for further details.
Acquisition of Exploration Properties Adjoining the Wasamac Project

On June 14, 2021, the Company announced that it had entered into a Definitive Purchase Agreement ("Agreement") with Globex Mining Enterprises Inc. (“Globex”) (TSX: GMX) to acquire the Francoeur, Arntfield and Lac Fortune gold properties adjoining the Company’s Wasamac project as well as additional claims in the Beauchastel township to the east of the Wasamac project. The transaction was completed on June 21, 2021.

The purchase price for the purchased assets was $11.9 million (C$14.8 million). Pursuant to the terms of the Agreement, Yamana paid an initial amount of $3.1 million (C$3.8 million) on closing in the form of Yamana shares. The remaining payment of C$11.0 million is payable over four years in either cash or shares at the election of Globex, and is accounted for as deferred consideration and included in other financial liabilities. In addition, Globex received a 2% Gross Metal Royalty from Yamana, of which, 0.5% may be bought back at any time by Yamana for C$1.5 million, following which, the royalty would be reduced to a 1.5% Gross Metal Royalty.
PROPOSED ACQUISITIONS OF YAMANA
Proposed acquisition of Yamana by Gold Fields

On May 31, 2022, Gold Fields Limited (JSE, NYSE: GFI) (“Gold Fields”) and Yamana announced that they had entered into a definitive agreement (the “Gold Fields Arrangement Agreement”), under which, Gold Fields would acquire all of the outstanding common shares of Yamana (“Yamana Shares”) pursuant to a plan of arrangement under the Canada Business Corporations Act (the “Transaction”). Under the terms of the Transaction, among other things, all of the outstanding Yamana Shares would be exchanged at a ratio of 0.6 of an ordinary share of Gold Fields (each whole share, a “Gold Fields Share”) or 0.6 of a Gold Fields American depositary share (each whole American depositary share, a “Gold Fields ADS”) for each Yamana Share. Upon closing of the Transaction, it was anticipated that Gold Fields shareholders and Yamana shareholders would own approximately 61% and 39% of the combined group, respectively. The Transaction required the approval of at least 66 2/3% of the votes cast by Yamana shareholders voting in person or represented by proxy at a special meeting of Yamana shareholders to be called for that purpose. The issuance of Gold Fields Shares and Gold Fields ADSs under the Transaction was also subject to the approval of at least 75% of the voting rights exercised on such resolution by Gold Fields shareholders at a special meeting of Gold Fields shareholders called to approve the Transaction. The special meetings of Yamana and Gold Fields shareholders to vote on the proposed transaction were scheduled to take place on November 21, 2022 and November 22, 2022, respectively.

Proposed acquisition of Yamana by Pan American and Agnico

On November 4, 2022, Yamana announced that the Company had received an unsolicited binding proposal from Agnico Eagle Mines Limited (TSX, NYSE: AEM) (“Agnico”) and Pan American Silver Corp. (TSX, NASDAQ: PAAS) (“Pan American”) for the acquisition by Pan American of all of the issued and outstanding common shares of Yamana and the sale by Yamana of certain subsidiaries and partnerships which hold Yamana’s interests in its Canadian assets, including the Canadian Malartic mine, to Agnico, all by way of a proposed plan of arrangement (the "Pan American-Agnico Transaction"). The Board of Directors of Yamana determined that this new offer constituted a “Yamana Superior Proposal” in accordance with the terms of the Gold Fields Arrangement Agreement. In accordance with terms of such agreement, Yamana notified Gold Fields that its Board of Directors had determined that the new offer constituted a Yamana Superior Proposal and that the five business day matching period had commenced, during which Gold Fields had the right, but not the obligation, to propose to amend the terms of the Gold Fields Arrangement Agreement in order for the new offer to cease to be a Yamana Superior Proposal.

On November 7, 2022, Gold Fields announced that the Gold Fields Board had unanimously determined that it would not offer to change the terms of the transaction.
On November 8, 2022, Yamana therefore, entered into an arrangement agreement with Pan American and Agnico (the "Pan American-Agnico Arrangement Agreement") and announced that Yamana’s Board of Directors had changed its recommendation with respect to the pending transaction with Gold Fields and now unanimously recommended that Yamana shareholders vote against the Gold Fields transaction at the special meeting of Yamana shareholders to be held to consider the Gold Fields Transaction.

Following this, also on November 8, 2022, Gold Fields announced that they had terminated the Gold Fields Arrangement Agreement in respect of the transaction with Yamana.

Pursuant to the terms of the Gold Fields Arrangement Agreement, the agreement could be terminated by both or either of the parties in certain situations, including, but not limited to, by Gold Fields in the event that a Yamana Change in Recommendation occurred. The Gold Fields Arrangement Agreement also provided for Yamana to pay Gold Fields a termination fee in the amount of $300.0 million in the event that the Gold Fields Arrangement Agreement was terminated for this reason.

Accordingly, upon termination of the Gold Fields Arrangement Agreement, Yamana paid Gold Fields $300.0 million and Pan American paid Yamana $150.0 million as partial reimbursement for the termination fee paid to Gold Fields, as provided for in the Pan American-Agnico Arrangement Agreement.

The special meetings of Yamana and Pan American shareholders to vote on the proposed Pan American-Agnico Transaction took place on January 31, 2023 and shareholders of Yamana and Pan American voted overwhelmingly in favour of the resolutions approving the transaction, and the issuance of common shares of Pan American as consideration in respect of the transaction, respectively.

The consideration paid by Agnico Eagle to acquire the Canadian Assets will be distributed to the shareholders of Yamana immediately prior to the acquisition of Yamana by Pan American.

The transaction is expected to close on or about March 31, 2023 and has received approval from shareholders of Yamana and Pan American and regulatory approvals from Canada and Mexico.